EXHIBIT 10.8



List of Indemnities relating to Form of Indemnification Agreement previously filed as Exhibit 10.


Directors:

Jean-Pierre L. Conte
David J. Moffa
John R. Overturf
Robert D. Weist
Robert J. Weltman
Lenard M. Hendrickson


Executive Officers:

Leonard M. Hendrickson
David S. Thrower
Charles C. Best
Cirilio Cabradilla, Jr.
Kevin J. Reagan